UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2005

K-SEA TRANSPORTATION PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-31920	20-0194477
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3245 Richmond Terrace Staten Island, New York		10303
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (718) 720-9306

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement

On September 26, 2005, the Compensation Committee of the Board of Directors of K-Sea General Partner GP LLC, a Delaware limited partnership (the “Company”) and general partner of the general partner of the Partnership, authorized increases in the annual salaries and the payment of annual cash bonuses in respect of the fiscal year ended June 30, 2005 to each of the Company’s executive officers.  The following table sets forth each executive officer’s annual salary for fiscal 2006 and annual cash bonus for fiscal 2005:

Name and Position	Annual Salary for Fiscal 2006	Cash Bonus for Fiscal 2005
Timothy J. Casey President and Chief Executive Officer	$250,000	$180,000

John J. Nicola Chief Financial Officer	$200,000	$70,000

Thomas M. Sullivan Vice President – Operations	$200,000	$70,000

Richard P. Falcinelli Vice President – Administration and Secretary	$200,000	$70,000

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

K-SEA TRANSPORTATION PARTNERS L.P.

	By:	K-SEA GENERAL PARTNER L.P., its general partner

		By:	K-SEA GENERAL PARTNER GP LLC, its general partner

Date: September 30, 2005			By:	/s/ John J. Nicola
John J. Nicola
Chief Financial Officer